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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) June 2, 1997

                         Access Financial Services Corp.
             (Exact name of registrant as specified in its charter)

          Delaware                   333-07837                   41-1768416
(State or Other Jurisdiction        (Commission               (I.R.S. Employer
      of Incorporation)             File Number)             Identification No.)

 400 Highway 169 South, Suite 400
   St. Louis Park, Minnesota                                       55426
     (Address of Principal                                       (Zip Code)
      Executive Offices)

        Registrant's telephone number, including area code (612) 542-6500

                                    No Change
          (Former name or former address, if changed since last report)

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


   Item 5.  Other Events

   Filing of Opinion of Dewey Ballantine with respect to Certain Tax Matters


     Access Financial Lending Corp. (the "Registrant") registered issuances of up to $1,500,000,000 principal amount of Mortgage Loan Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-03787) (the "Registration Statement"). Pursuant to the Registration Statement, Access Financial Mortgage Loan Trust 1997-2 (the "Trust") is issuing its Mortgage Loan Pass-Through Certificates, Series 1997-2 (the "Certificates"). This Current Report on Form 8-K is being filed to disclose the opinion of Dewey Ballantine, New York, New York, in connection with certain tax matters related to the creation of the Trust and the issuance of the Certificates.

     The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.


Exhibit No.       Description
-----------       -----------

8.1 Opinion of Dewey Ballantine dated May 29, 1997 concerning tax matters.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           ACCESS FINANCIAL LENDING CORP.
                                    as the Registrant and on behalf of Access
                                    Financial Mortgage Loan Trust 1997-2


                            By: /s/ Dan J. Cheever
                                ----------------------------------------
                                Name:  Dan J. Cheever
                                Title: Chief Executive Officer and Chief
                                       Financial Officer


Dated: June 2, 1997

                                  Exhibit Index

                             Description of Exhibit

Exhibit No.      Description
-----------      -----------

8.1 Opinion of Dewey Ballantine dated May 29, 1997 concerning tax matters.


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